EXHIBIT 10.4

CONSENT AND AMENDMENT NO. 7 TO CREDIT AGREEMENT
This CONSENT AND AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 31, 2018, is among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto, and, for purposes of Sections 1, 2, 3, 4, 7 and 8 hereof, acknowledged and agreed by certain Subsidiaries of the Borrower, as Guarantors.
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of May 11, 2015 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 10, 2016, Amendment No. 2 to Credit Agreement, dated as of February 24, 2017, Amendment No. 3 to Credit Agreement, dated as of August 9, 2017 (“Amendment No. 3”), Amendment No. 4 to Credit Agreement, dated as of September 20, 2017, Amendment No. 5 to Credit Agreement, dated as of March 1, 2018 (“Amendment No. 5”), and Amendment No. 6 to Credit Agreement, dated as of April 10, 2018, and from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have provided a revolving credit facility to the Borrower;

WHEREAS, the Borrower and the other Loan Parties have entered into that certain Pledge and Security Agreement, in favor of the Administrative Agent for the ratable benefit of the Secured Parties, dated as of June 30, 2015 (as amended by Amendment No. 3 and Amendment No. 5 and from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Collateral Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to consent to certain sales of assets (i) not otherwise permitted under Section 7.04 of the Credit Agreement or (ii) requiring that the terms and conditions of the documentation relating thereto shall be satisfactory to the Required Lenders and the Administrative Agent, and the Administrative Agent and the Lenders signatory hereto are willing to consent to such sales on the terms and conditions contained in this Amendment; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to amend the Credit Agreement to extend the deadline for the CIO to present the strategic plan and the Plan to the Administrative Agent and the Lenders pursuant to Section 6.33 of the Credit Agreement and agree to amend the Collateral Agreement as set forth herein, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Consent.

Effective upon the Amendment No. 7 Effective Date (as defined below), the Administrative Agent and the Lenders party hereto hereby consent to the following:

(a)
Notwithstanding Section 7.04 of the Credit Agreement, Babcock & Wilcox India Holdings, Inc. may consummate an Asset Sale of its Equity Interests in Thermax Babcock & Wilcock Energy Solutions, Ltd. to Thermax Limited, provided that (i) such Asset Sale is consummated, and the terms and conditions of the documentation relating to such Asset Sale are, in accordance with the materials delivered to the Administrative Agent on May 25, 2018 (the ”Lender Consent Request”) and (ii) such documentation is substantially in the same form as the draft documentation delivered to the Administrative Agent on May 25, 2018, other than any changes thereto that are reasonably satisfactory to the Administrative Agent (the “Indian JV Sale”).

(b)
Pursuant to Section 7.04(o) of the Credit Agreement, the Administrative Agent and the Required Lenders deem the terms and conditions relating to the sale of the Selected Assets described in the Orion Plan, and the documentation relating to such Asset Sale, satisfactory, provided that (i) such Asset Sale is consummated, and the terms and conditions of the documentation relating to such Asset Sale are, in accordance with the Lender Consent Request and (ii) such documentation is substantially in the same form as the draft documentation delivered to the Administrative Agent on May 29, 2018, other than any changes thereto that are reasonably satisfactory to the Administrative Agent (the “Orion Sale”).

2.	Amendments to the Credit Agreement.
The Credit Agreement is, effective as of the Amendment No. 7 Effective Date, hereby amended as follows:

(a)	The definition of “Liquidity” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below to read in its entirety as follows:

“Liquidity” means at any time the sum of (a) unrestricted cash and Cash Equivalents of the Borrower and the other Loan Parties, subject to a Control Agreement in favor of the Administrative Agent (excluding any Cash Collateral), provided that such cash shall not be required to be subject to a Control Agreement until 30 days after the Amendment No. 3 Effective Date, (b) unrestricted cash and Cash Equivalents of the Non-Loan Parties in an amount not to exceed $50,000,000 and (c) (i) after the Amendment No. 3 Effective Date and during the Relief Period, the lesser of (x) the Relief Period Sublimit, less the aggregate outstanding principal amount of Revolving Credit Loans and (y) the Revolving Credit Facility, less the Total Outstandings (other than, after the consummation of the sale of Selected Assets in accordance with the Orion Plan, the aggregate amount available to be drawn under all outstanding Letters of Credit originally issued solely on account of the operations of MEGTEC, Universal and their respective Subsidiaries to the extent that such obligations are Cash Collateralized or backstopped by a letter of credit (other than a Letter of Credit issued hereunder), in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer), and, (ii) other than during the Relief Period, the Revolving Credit Facility, less the Total Outstandings (other than, after the consummation of the sale of Selected Assets in accordance with the Orion Plan, the aggregate amount available to be drawn under all outstanding Letters of Credit originally issued solely on account of the operations of MEGTEC, Universal and their respective Subsidiaries to the extent that such obligations are Cash Collateralized or backstopped by a letter of credit (other than a Letter of Credit issued hereunder), in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer).

(b)	Section 6.33 (Chief Implementation Officer) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

6.33 Chief Implementation Officer. As soon as commercially reasonable and in no event later than 30 days after Amendment No. 5 Effective Date, the Borrower shall appoint on terms and having a scope of engagement satisfactory to the Administrative Agent and the Required Lenders (which appointment shall not be modified or terminated without the consent of the Administrative Agent and the Required Lenders) a chief implementation officer acceptable to the Administrative Agent and the Required Lenders (the “CIO”), which CIO shall (a) report to and be supervised by the board of directors of the Borrower and be vested with the power and authority to manage, direct and control the business, affairs and property of the Borrower and its Subsidiaries (including sales of the Selected Assets) and to perform any and all acts and activities customary or incident to the management of the Borrower and its Subsidiaries’ activities and such additional duties as the board of directors may from time to time determine, (b) develop in conjunction with the board of directors and the chief executive officer and present to the Administrative Agent and the Lenders (i) prior to July 25, 2018, an updated financial forecast for 2018, which addresses near-term (x) project risks for the Vølund Projects, including risks related to critical milestone and turnover dates, (y) cost savings measures and (z) asset divestitures, and (ii) prior to September 30, 2018, (x) the Plan, which shall also cover related timing of deleveraging and increasing profitability of the Borrower and its Subsidiaries, and (y) a strategic plan with detailed descriptions of performance improvement initiatives and cost reduction and cost saving measures ~~within 90 days of the CIO’s date of retention, a strategic plan, including performance improvement initiatives, cost reduction and cost savings measures, and specific asset sales and related timing to deleverage the Borrower and its business and increase profitability,~~ (c) ~~present the Plan to the Administrative Agent and the Lenders prior to within 90 days of the CIO’s date of retention~~ [Reserved], (d) present the Orion Plan to the Administrative Agent and the Lenders within 60 days of the CIO’s date of retention and (e) be authorized by the Borrower to communicate directly with the Administrative Agent and the Lenders as to its duties described above.

3.	Amendment to the Collateral Agreement.

The Collateral Agreement is, effective as of the Amendment No. 7 Effective Date, hereby amended as follows:

Clause (a) of Section 7.13 (Releases; Termination of this Agreement) of the Collateral Agreement shall be amended by inserting the text underlined below to read in its entirety as follows:

(a)     At such time as the Loans and the other Obligations (other than (i) contingent indemnification obligations for which no claims have been asserted and (ii) Obligations in respect of Secured Cash Management Agreements and Secured Hedge Agreements either (A) as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made or (B) notice has not been received by the Administrative Agent from the applicable Cash Management Bank or Hedge Bank that such amounts are then due and payable) shall have been paid in full, the Commitments under the Credit Agreement have been terminated or expired and each Letter of Credit issued under the Credit Agreement shall be Cash Collateralized or no longer outstanding (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable L/C Issuer shall have been made), the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

4.	Additional Acknowledgement and Agreements.
(a)     The parties hereto agree to revisit covenants set forth in Sections 7.16(a) and (b) after the consummation of the Orion Sale, taking into account the EBITDA associated with the Selected Assets being sold and the application of the sale proceeds thereof.

(b)     The parties hereto agree that the specified milestone on the schedule set forth on Exhibit C to Amendment No. 5 with respect to the Templeborough project shall be extended to July 15, 2018.

5.	Effectiveness; Conditions Precedent.
The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 7 Effective Date”):

(a)	the Administrative Agent shall have received each of the following documents or instruments in form and substance acceptable to the Administrative Agent:

(i)	counterparts of this Amendment executed by the Loan Parties and the Required Lenders;

(ii)	such documentation and other information as has been reasonably requested by the Administrative Agent with respect to Orion Sale and the Indian JV Sale;

(iii)
a certificate of the chief financial officer or treasurer of the Borrower certifying that as of the Amendment No. 7 Effective Date (A) all of the representations and warranties in this Amendment are true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date), (B) no Default shall exist, or would result from the occurrence of the Amendment No. 7 Effective Date and (C) that since December 31, 2017, there have not occurred any facts, circumstances, changes, developments or events which, individually or in the aggregate, have constituted or would reasonably be expected to result in, a Material Adverse Effect; and

(iv)
a solvency certificate, executed by a Responsible Officer of the Borrower in form and substance reasonably acceptable to the Administrative Agent, which, among other things, shall certify that the Borrower will be Solvent after giving effect to the consummation of the Orion Sale and the Indian JV Sale on a pro forma basis.

(b)
without prejudice to, or limiting the Borrower’s obligations under, Section 10.04 (Expenses; Indemnity; Damage Waiver) of the Credit Agreement, all outstanding fees, costs and expenses due to the Administrative Agent and the Lenders, including on account of Agent’s Legal Advisor and FTI, shall have been paid in full to the extent that the Borrower has received an invoice therefor (with reasonable and customary supporting documentation) at least two Business Days prior to the Amendment No. 7 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced);

(c)	each of the representations and warranties made by the Borrower in Section 6 hereof shall be true and correct.
The Administrative Agent agrees that it will, upon the satisfaction or waiver of the conditions contained in this Section 5, promptly provide written notice to the Borrower and the Lenders of the effectiveness of this Amendment.

6.	Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, for itself and for each other Loan Party, as follows:

(a)	that both immediately prior to and immediately after giving effect to this Amendment, no Default exists;

(b)
the representations and warranties contained in the Credit Agreement (as amended hereby) are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties (i) specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) contain a materiality or Material Adverse Effect qualifier, in which case such representations and warranties shall be true and correct in all respects);

(c)
the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company or partnership action, including the consent of shareholders, partners and members where required, do not contravene any Loan Party or any of its Subsidiaries’ respective Constituent Documents, do not violate any Requirement of Law applicable to any Loan Party or any order or decree of any Governmental Authority or arbiter applicable to any Loan Party and do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person in order to be effective and enforceable;

(d)	this Amendment has been duly executed and delivered on behalf of the Borrower and the other Loan Parties;

(e)
this Amendment constitutes a legal, valid and binding obligation of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(f)
as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by the Loan Documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 7.02 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Security Instruments pursuant to which such Liens were granted.

7.	Consent, Acknowledgement and Reaffirmation of Indebtedness and Liens.
By its execution hereof, each Loan Party, in its capacity under each of the Loan Documents to which it is a party (including the capacities of debtor, guarantor, grantor and pledgor, as applicable, and each other similar capacity, if any, in which such party has granted Liens on all or any part of its properties or assets, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby:

(a)	expressly consents to the amendments and modifications to the Credit Agreement and the Collateral Agreement effected hereby;

(b)
expressly confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which it is a party is, and all of the obligations and liabilities of such Loan Party to the Administrative Agent, the Lenders and each other Secured Party contained in the Loan Documents to which it is a party (in each case, as amended and modified by this Amendment), are and shall continue to be, in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects and, without limiting the foregoing, agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, guaranties, grants of security interests and covenants contained in the Loan Documents;

(c)
to the extent such party has granted Liens or security interests on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of its Obligations to the Administrative Agent, the Lenders, and/or any other Secured Party, acknowledges, ratifies, remakes, regrants, confirms and reaffirms without condition, all Liens and security interests granted by such Loan Party to the Administrative Agent for their benefit and the benefit of the Lenders, pursuant to the Credit Agreement and the other Loan Documents, and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Loan Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Loans made by, and Letters of Credit provided by, the Administrative Agent and the Lenders to the Borrower and/or the other Loan Parties under the Credit Agreement, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing;

(d)	agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Loan Documents; and

(e)
acknowledges and agrees that: (i) the Guaranty and any obligations incurred thereunder, have been provided in exchange for “reasonably equivalent value” (as such term is used under the Bankruptcy Code and applicable state fraudulent transfer laws) and “fair consideration” (as such term is used under applicable state fraudulent conveyance laws) and (ii) each grant or perfection of a Lien or security interest on any Collateral provided in connection with Loan Documents, this Amendment and/or any negotiations with the Administrative Agent and/or the Lenders in connection with a “workout” of the Obligations is intended to constitute, and does constitute, a “contemporaneous exchange for new value” (as such term is used in section 547 of the Bankruptcy Code).

8.	Releases; Waivers.
(a)By its execution hereof, each Loan Party (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Loan Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties, and the Administrative Agent’s, each Lenders’ and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, covenants, controversies, damages, judgments, expenses, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, claims for subordination (whether equitable or otherwise), interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore have accrued against any of the Lender Parties under the Credit Agreement or any of the other Loan Documents, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof, in all cases of the foregoing in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”), in each case, other than Claims arising from Lender Parties’ gross negligence, fraud, or willful misconduct. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 8.
(b)By its execution hereof, each Loan Party hereby (i) acknowledges and confirms that there are no existing defenses, claims, subordinations (whether equitable or otherwise), counterclaims or rights of recoupment or setoff against the Administrative Agent, the Lenders or any other Secured Parties in connection with the Obligations or in connection with the negotiation, preparation, execution, performance or any other matters relating to the Credit Agreement, the other Loan Documents or this Amendment and (ii) expressly waives any setoff, counterclaim, recoupment, defense or other right that such Loan Party now has against the Administrative Agent, any Lender or any of their respective affiliates, whether in connection with this Amendment, the Credit Agreement and the other Loan Documents, the transactions contemplated by this Amendment or the Credit Agreement and the Loan Documents, or any agreement or instrument relating thereto.

9.	Entire Agreement.
This Amendment, the Credit Agreement (including giving effect to the consents and amendment set forth in Sections 1 and 2 above), the Collateral Agreement (including giving effect to the amendment set forth in Section 3 above) and the other Loan Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

10.	Full Force and Effect of Credit Agreement.
This Amendment is a Loan Document (and the Borrower and the other Loan Parties agree that the “Obligations” secured by the Collateral shall include any and all obligations of the Loan Parties under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

11.	Counterparts; Effectiveness.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 5 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

12.	Governing Law; Jurisdiction; Waiver of Jury Trial.
THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.04, 10.14 and 10.15 of the Credit Agreement are hereby incorporated by herein by this reference.

13.	Severability.
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.	References.
All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment. All references in the Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Collateral Agreement and each reference to the “Collateral Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” or words of like import referring to the Collateral Agreement) in the other Loan Documents shall mean and be referenced to the Collateral Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

15.	Successors and Assigns.
This Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the respective successors and assigns of the Borrower, the Lenders and the Administrative Agent.

16.	Lender Acknowledgment.
Each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 6 Effective Date specifying its objection thereto.

17.	Amendments.

This Amendment may be amended, supplemented or otherwise modified only by a written agreement signed by the Borrower, the other Loan Parties, the Administrative Agent and the Required Lenders and none of the provisions hereof may be waived without the prior written consent of the Administrative Agent and the Required Lenders.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BABCOCK & WILCOX ENTERPRISES, INC.

/s/ Orville Lunking
__________________________________________
Name: Orville Lunking
Title:    Vice President & Treasurer

Acknowledged and Agreed for purposes of Sections 1, 2, 3, 4, 7 and 8 of the Amendment:

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EBENSBURG POWER, LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, LLC
BABCOCK & WILCOX INDIA HOLDINGS, INC.
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
BABCOCK & WILCOX MEGTEC HOLDINGS, INC.
BABCOCK & WILCOX MEGTEC, LLC
BABCOCK & WILCOX POWER GENERATION GROUP CANADA CORP.
BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX TECHNOLOGY, LLC
BABCOCK & WILCOX UNIVERSAL, INC.
DELTA POWER SERVICES, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER AUSTRALIA HOLDINGS, INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
DPS ANSON, LLC

/s/ Robert P. McKinney
__________________________________________
Name: Robert P. McKinney
Title:    Assistant Secretary

DPS BERLIN, LLC
DPS CADILLAC, LLC
DPS FLORIDA, LLC
DPS GREGORY, LLC
DPS MECKLENBURG, LLC
DPS PIEDMONT, LLC
EBENSBURG ENERGY, LLC
MEGTEC ENERGY & ENVIRONMENTAL LLC
MEGTEC INDIA HOLDINGS, LLC
MEGTEC SYSTEMS AUSTRALIA INC.
MEGTEC TURBOSONIC INC.
MEGTEC TURBOSONIC TECHNOLOGIES, INC.
MTS ASIA, INC.
O&M HOLDING COMPANY
PALM BEACH RESOURCE RECOVERY CORPORATION
POWER SYSTEMS OPERATIONS, INC.
SOFCO EFS HOLDINGS LLC
THE BABCOCK & WILCOX COMPANY
UNIVERSAL AET HOLDINGS, LLC
UNIVERSAL SILENCER MEXICO II, LLC
UNIVERSAL SILENCER MEXICO, LLC

/s/ Robert P. McKinney
__________________________________________
Name: Robert P. McKinney
Title:    Assistant Secretary

EBENSBURG INVESTORS LIMITED PARTNERSHIP

By: BABCOCK & WILCOX EBENSBURG POWER,             LLC, as General Partner

/s/ Robert P. McKinney
__________________________________________
Name: Robert P. McKinney
Title:    Assistant Secretary

EXHIBIT 10.4

Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

/s/ Bridgett J. Manduk Mowry
__________________________________________
Name: Bridgett J. Manduk Mowry
Title: Vice President

Lenders:

BANK OF AMERICA, N.A., as Lender and Swing Line Lender

/s/ Stefanie Tanwar
______________________________________
Name: Stefanie Tanwar
Title: Director

THE BANK OF NOVA SCOTIA, as Lender

/s/ Justin Mitges
______________________________________
Name: Justin Mitges
Title: Senior Manager

/s/ John Pagazani
_____________________________________
Name: John Pagazani
Title: Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as Lender

/s/ Yurly A. Tsyganov
__________________________________________
Name: Yurly A. Tsyganov
Title: Director

/s/ Kathleen Sweeney
___________________ _____________________
Name: Kathleen Sweeney
Title: Managing Director

COMPASS BANK dba BBVA COMPASS, as Lender

/s/ Bruce Bingham
__________________________________________
Name: Bruce Bingham
Title: Vice President

BNP Paribas, as Lender

/s/ Joseph Mack
__________________________________________
Name: Joseph Mack
Title: Vice President

/s/ Mary-Ann Wong
__________________________________________
Name: Mary-Ann Wong
Title: Vice President

CITIZENS BANK OF PENNSYLVANIA, as Lender

/s/ David W. Stack
__________________________________________
Name: David W. Stack
Title: Senior Vice President

Hancock Whitney Bank, as Lender

/s/ Eric K. Sander
__________________________________________
Name: Eric K. Sander
Title: Vice President

JPMorgan Chase Bank, N.A., as Lender

/s/ Patricia S. Capen
__________________________________________
Name: Patricia S. Carpen
Title: Executive Director

The Northern Trust Co., as Lender

/s/ Robert P. Veltman
__________________________________________
Name: Robert P. Veltman
Title: Vice President

PNC Bank, National Association, as Lender

/s/ Mark Starnes
__________________________________________
Name: Mark Starnes
Title: Vice President

TD Bank, N.A., as Lender

/s/ Bethany H. Buitenhuys
__________________________________________
Name: Bethany H. Buitenhuys
Title: Vice President

UniCredit AG New York Branch, as Lender

/s/ Michael D. Novellino
__________________________________________
Name: Michael D. Novellino
Title: Director

/s/ Scott Obeck
__________________________________________
Name: Scott Obeck
Title: Director

Wells Fargo Bank, N.A., as Lender

/s/ Reginald T. Dawson
__________________________________________
Name: Reginald T. Dawson
Title: Senior Vice President